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                                                                   EXHIBIT 10.12

                                THERMATRIX INC.

                    1996 STOCK PLAN: UK RULES FOR EMPLOYEES


     As the duly authorized signatory of the Administrator of the 1996 Stock Plan (the "Plan") established by Thermatrix Inc. (the "Company"), which is organised and existing under the General Corporation Law of the State of Delaware, USA, I hereby state and affirm that the Rules of the Plan apply to the grant of all Options save that the following provisions are applicable in the administration of the Plan with regard to such Options to which these UK Rules for Employees (the "UK Rules") are expressed to extend at the time when the Option is granted. Unless the context requires otherwise, all expressions used in the UK Rules have the same meaning as in the Plan, provided that all other words and terms not otherwise defined shall have the meaning attributed by
Schedule 9 which for the purposes hereof (but for no other purpose) shall take precedence. The Plan and the UK Rules taken together are referred to hereinafter as "the Sub-Plan." References in the UK Rules to "Schedule 9" mean
Schedule 9 to the Income and Corporation Taxes Act 1988 ("ICTA 1988") and references to any statutory enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted. For the avoidance of doubt the UK Rules are not intended to provide rights with respect to Options to which the UK Rules apply in addition to those rights granted under the Plan. Rather, the UK Rules have been adopted for the purpose of ensuring that Options to which the UK Rules apply will satisfy the requirements of Schedule 9 ICTA 1988.

1. The shares of Common Stock ("Shares") to be used in the Sub-Plan form part of the ordinary share capital (as defined in section 832(l) ICTA 1988) of the Company.

2. For the purposes of the UK Rules the companies which may participate in the Sub-Plan are the Company and companies controlled by the Company within the meaning of section 840 ICTA 1988, and no others. The Company and any company which is now or hereafter becomes so controlled by the Company shall be a participating company.

3. The Shares are quoted on the Nasdaq National Market which is a recognized stock exchange as defined in section 841 ICTA 1988.

4.   The Shares to be acquired on exercise of the Option will:

     (a)  be fully paid up;

     (b)  be not redeemable;

     (c) not be subject to any "restrictions" other than restrictions which attach to all shares of the same class. For the purposes of the UK Rules, "restrictions" include restrictions which are deemed to attach to the Shares under any contract, agreement, arrangement or condition as referred to in paragraph 13 of Schedule 9; and

     (d)  satisfy the requirements of paragraph 14 of Schedule 9.
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5.   All Options will be granted with respect to the Shares, or any shares representing the same, of the Company.

6. No Option will be granted to an Employee under the Sub-Plan, or where an Option has previously been granted, no Option shall be exercised by an Optionee, if at that time he has, or at any time within the preceding 12 months has had, a material interest for the purposes of Schedule 9 in either the Company being a close company within the meaning of Chapter I of
     Part XI of ICTA 1988, or in a company being a close company which has control of the Company or in a company being a close company and a member of a consortium (as defined in section 187(7) ICTA 1988) which owns the Company. In determining whether a company is a close company for this purpose section 414(l)(a) ICTA 1988 (exclusion of companies not resident in the United Kingdom) and section 415 ICTA 1988 (exclusion of certain companies with listed shares) shall be disregarded.

7. For the avoidance of doubt it is stated that the Company is the grantor as defined in paragraph l(l) of Schedule 9.

8. For the purposes of the Sub-Plan, Fair Market Value determined in accordance with Section 2(n) of the Plan has the meaning given to Market Value in Part VIII of the Taxation of Chargeable Gains Act 1992 and must be agreed upon in advance with the Inland Revenue. The exercise price of an Option subject to the UK Rules shall be the greater of the Fair Market Value as determined in accordance with this Rule 9 or the nominal value of a share. In addition, the exercise price of an Option subject to the UK Rules is also subject to Rule 15 below.

9. An Option which is subject to the UK Rules shall not be capable of surrender pursuant to an Option Exchange Program or subject to a repricing pursuant to Section 4(b)(vii) of the Plan.

10. Subject to Section 5 of the Plan an Option may be granted under the Sub-Plan to any employee or director of the Company or a company participating in the Sub-Plan provided that in the case of a director his or her hours of work are at least 25 hours per week exclusive of meal breaks. No option shall be granted to Consultants under this Sub-Plan pursuant to the Plan and all references in the Plan to Consultants shall be disregarded.

11. No Option shall be granted under the Sub-Plan if that would cause the limits of paragraph 28 of Schedule 9 to be exceeded. The United Kingdom Sterling equivalent of the aggregate Fair Market Value of Shares subject to Options at the relevant dates of grant shall be ascertained by taking the highest buying rate of the spread for the day as shown in the Financial Times or by taking any other published conversion rate which the United Kingdom Board of Inland Revenue has agreed is acceptable.

12. Upon exercise of an Option under the Sub-Plan payment shall be made in full in cash from the Optionee's own resources or from the proceeds of a loan from the Company or a third party and notwithstanding the provisions of
     Section 9(c) of the Plan payment may not be
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     made by delivery of Shares or a promissory note. Section 9(c)(iii) and
     9(c)(iv) of the Plan shall be disregarded for the purposes of the Sub-Plan. Nothing in the UK Rules shall prohibit an Optionee from pledging Shares to secure a loan with which to exercise his or her Option.

13. The Company shall, as soon as practicable but not later than 30 days after the date on which the Option is exercised, cause to be registered in the Optionee's name the number of Shares and shall deliver or mail to the Optionee a share certificate or certificates representing the Shares then purchased subject to any delay necessary to complete (a) the listing of such Shares on any stock exchange upon which shares of the same class are then listed, (b) such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company may determine to be necessary or advisable and (c) the making of provision for the payment or withholding of any taxes required to be withheld pursuant to any applicable law, in respect of such Shares. Except for restrictions which are permitted under paragraph 13(2) of Schedule 9 and those imposed under any applicable federal or state law or requirements of any stock exchange Shares shall be identical and rank pari passu in all respects with shares of the same class then in issue.

14. Whilst the Sub-Plan remains approved under Schedule 9 ICTA 1988 no adjustment pursuant to any of the provisions of the Plan shall be made to any Option which is subject to the UK Rules unless such adjustment would be permitted under paragraph 29 of Schedule 9 and where so permitted no such adjustment shall take effect unless and until the approval of the United Kingdom Board of Inland Revenue shall have been obtained thereto. An Option which is subject to the UK Rules shall not be assumed or substituted under Section 13(c) of the Plan and may be exercised to the extent permitted by the Administrator.

15. For purposes of the Sub-Plan, Section 13(a) of the Plan shall be disapplied. Instead, under the Sub-Plan, in the event of any capitalization issue, rights issue, sub-division, consolidation or reduction of share capital or any other variation in capital, the Board and (as appropriate) the Company may make such adjustments as shall be fair and
     reasonable in all of the circumstances   to:  (a) the number or nominal
     value of a Share in any Option and/or (b) the Exercise Price for a Share subject to any Option. The aggregate amount payable on the exercise of an
     Option in full   shall not thereby be increased, no adjustment shall cause
     any of the conditions of the approval of the Plan to be thereby breached
     and the Exercise Price payable on subscription for new stock shall   never
     be less than the nominal value of the Share to which it relates.  No
     adjustment shall take   effect without prior confirmation in writing by the
     Board of the Inland Revenue approving such proposed adjustment. As soon as reasonably practicable after making any adjustment, the Board and (as appropriate) the Company shall give notice in writing to every Optionee thereby affected specifying the adjustments made insofar as they affect him or her and such notice shall be binding upon the Optionee in the absence of manifest error; provided that, where an adjustment is made to the terms of an Option prior to the issue of an Option Certificate, the certificate shall set out details of the Option as so adjusted and shall be deemed to be sufficient notice of the adjustment for these purposes.
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16.  Notwithstanding Section 14 of the Plan the date of grant of an Option to which the UK Rules apply shall be a date which is no later than 30 days after the date on which the exercise price for the Shares is determined.

17. If the approval status of the Sub-Plan granted under Schedule 9 ICTA 1988 is to be retained then no amendment or modification to the UK Rules or to the Plan in so far as it relates to Options granted or to be granted under the Sub-Plan shall take effect until such amendment or modification shall have been approved by the United Kingdom Board of Inland Revenue. The Company undertakes to provide to the United Kingdom Board of Inland Revenue details of any amendments to the Sub-Plan as soon as possible for this purpose.

18. Stock Purchase Rights, as provided for in Section 11 of the Plan, shall not be granted pursuant to the Sub-Plan.

19. The Company shall not require an investment representation statement in connection with the exercise of an Option under the Sub-Plan.

20. For purposes of Options granted pursuant to the Sub-Plan only, Sections 4(b)(x), 9(c)(v), 9(c)(vi) and 10(e) of the Plan shall be disapplied.

21. The exercise of an Option which is subject to the UK Rules shall not be based on performance criteria.
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                   1996 STOCK PLAN: UK RULES FOR EMPLOYEES
                   (together referred to as the "Sub-Plan")

                            STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the 1996 Stock Plan (the "Plan") as extended by the UK Rules for Employees (the "UK Rules") shall have the same defined meaning in this Option Agreement.


I.   NOTICE OF STOCK OPTION GRANT

     Name of Optionee

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Sub-Plan and this Stock Option Agreement, as follows:

     GRANT NUMBER:                      _________________________________

     DATE OF GRANT:                     _________________________________

     VESTING COMMENCEMENT DATE:         _________________________________

     EXERCISE PRICE PER SHARE:         $_________________________________

     TOTAL NUMBER OF SHARES GRANTED:    _________________________________

     TYPE OF OPTION:                    Qualified Stock Option       [  ]
                                        Nonqualified Stock Option    [  ]

     TERM/EXPIRATION DATE:              _________________________________

     VESTING SCHEDULE
     ----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     TERMINATION PERIOD
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     This Option may be exercised for ninety (90) days after termination of employment, or such longer period as may be applicable upon death or Disability of the Optionee as provided in the Sub-Plan, but in no event later than the Term/Expiration Date as provided above.
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II.  AGREEMENT
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     1.   Grant of Option.  The Plan Administrator of the Company hereby grants
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to the Optionee named in the Notice of Grant attached as Part I of this
Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Sub-Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Sub-Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Sub-Plan shall prevail.

     2.   Exercise of Option.
          ------------------

          (a) Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Sub-Plan and this Option Agreement. In the event of the Optionee's death, Disability or other termination of the Optionee's employment, the exercisability of the Option is governed by the applicable provisions of the Sub-Plan and this Option Agreement.

          (b) Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Sub-Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. The Exercised Shares shall be transferred to the Optionee within 30 days of the later of (i) the date on which the Option is exercised and (ii) the date on which all provisions of any applicable law and the requirements of any relevant stock exchange are complied with.

     3.   Method of Payment.  Payment of the aggregate Exercise Price shall be
          -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)  cash or check; or

          (b) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the Optionee's broker, if applicable, shall require to effect an

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exercise of Option and delivery to the Company of the loan proceeds required to pay the exercise price.

     4.   Non-Transferability of Option.  This Option may not be transferred in
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any manner during the lifetime of the Optionee and may on the death of the
Optionee be exercised by the executors, administrators, heirs and successors of the deceased's estate. The terms of the Sub-Plan and this Option Agreement shall be binding upon the executor's administrators, heirs and successors of the Optionee.

     5.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Sub-Plan and the terms of this Option Agreement.

     6.   Tax Consequences upon Exercise.  This Option is exercisable subject to
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and in accordance with the terms of the Sub-Plan and this Agreement.  In addition, if the exercise of the Option meets the following criteria, there will be no income tax liability upon exercise of the Option: (i) the exercise is made at a time when the Plan retains Inland Revenue approval; (ii) the exercise is not earlier than three (3) years or later than ten (10) years after the Option was granted; and (iii) the exercise is not earlier than three (3) years following the latest previous exercise by the participant of an Option (obtained under this or any other option plan (except a Savings Related Share Option scheme approved by the Inland Revenue) which enjoyed relied from income tax.
The Optionee should consult with his or her tax advisor as to the tax consequences of the exercise of the Option and the subsequent disposition of the Shares.

OPTIONEE:                                       THERMATRIX INC.



____________________________________            By:_____________________________
Signature                                       Title: Chairman, President & CEO


____________________________________
Print Name


____________________________________
(Employee Number)


HOME ADDRESS (Please Print)

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